Exhibit 99.1
VICTORIA’S SECRET & CO. ANNOUNCES THE COMPLETION OF THE JOINT VENTURE AGREEMENT WITH REGINA MIRACLE INTERNATIONAL (HOLDINGS) LIMITED FOR THE EXISTING BUSINESS IN CHINA
Reynoldsburg, Ohio (April 6, 2022) - Victoria’s Secret & Co. (“Victoria’s Secret” or the “Company”) (NYSE: VSCO) today announced the successful completion of the joint venture (“JV”) agreement with Regina Miracle International (Holdings) Limited (“Regina Miracle”) (HKG: 2199) related to its existing company-owned business in China.
Victoria’s Secret and Regina Miracle have formed a JV to operate all Victoria’s Secret stores and the related online business in China. Under the terms of the agreement, Victoria’s Secret owns 51 percent of the JV and Regina Miracle owns the remaining 49 percent. The Company received $45 million in cash from Regina Miracle as consideration for its investment in the JV.
Martin Waters, Victoria’s Secret CEO, commented, “I am excited about the successful completion of our JV agreement with our long-standing merchandise supplier partner Regina Miracle. I am confident this partnership will accelerate our growth opportunity in China by leveraging Regina Miracle’s merchandising and market knowledge, and closer proximity to a rapidly growing potential customer base. This collaboration was an important step for Victoria’s Secret and completes the reformatting of our International business to be exclusively a franchise or partner-based model, and supports both online and store growth at a faster pace and more profitably. We believe our business is underpenetrated internationally and double-digit sales and profit growth is a realistic opportunity, both in the near-term and over a long-term time horizon.”
YY Hung, Chairman, CEO & Executive Director of Regina Miracle said, “The successful closing of the joint venture agreement between Regina Miracle and Victoria’s Secret marks an important milestone in our long-standing partnership. Through the formation of this partnership, we are pairing Regina Miracle’s innovation capabilities and market foresights as an Innovative Design Manufacturer with Victoria’s Secret’s undisputed innovation and brand leadership, retailing and marketing expertise. We are confident that by leveraging our highly complementary strengths, the business will be best positioned to cater to the sophisticated needs of the Chinese consumers and hence capture the growth opportunities in China.”
Based on the Company’s financial review of its China business and the terms of the partnership agreement agreed upon by both parties, the Company does not anticipate this proposed transaction to have a material impact on the previously communicated sales, operating income and earnings per share guidance for the first quarter of fiscal 2022.

Dentons Europe LLP served as legal advisor for Victoria’s Secret. King & Wood Mallesons served as legal advisor to Regina Miracle.
About Victoria’s Secret
Victoria’s Secret is the world’s largest intimates specialty retailer offering a wide assortment of modern, fashion-inspired collections including signature bras, panties, lingerie, casual sleepwear, athleisure and swim, as well as award-winning prestige fragrances and body care. With nearly 1,400 retail stores worldwide and a predominately female workforce of more than 30,000, Victoria’s Secret boasts the largest team of specialty trained bra fit experts worldwide. Victoria’s Secret is committed to inspiring women around the world with products and experiences that uplift and champion them and their journey while creating lifelong relationships and advocating for positive change.
About Regina Miracle International (Holdings) Limited (2199.HK)
Regina Miracle International (Holdings) Limited, a global leader in the intimate wear manufacturing industry with a unique innovative design manufacturer (“IDM”) business model, is engaged in the innovation, design and manufacturing of a diverse range of products, including mainly intimate wear, sports bra and apparel, consumer electronics components, and footwear. Committed to product innovations through proprietary craftsmanship revolutions, patented product and production technological breakthroughs, the company has acquired a number of competitive industry edges that have spearheaded its developments over the years into being a global industry leader. Today, Regina Miracle has two strategic strongholds – its R&D and production base in China, and a major production base in Vietnam, with a combined workforce of more than 46,000.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the U.S. Private Securities Litigation Reform Act of 1995) contained in this press release or made by the Company, our management, or our spokespeople involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Forward-looking statements include, without limitation, statements regarding our future operating results, the implementation and impact of our strategic plans, and our ability to meet environmental, social, and governance goals. Words such as “estimate,” “commit,” “target,” “goal,” “project,” “plan,” “believe,” “seek,” “strive,” “expect,” “anticipate,” “intend,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, could affect our financial performance and cause actual results to differ materially from those expressed or implied in any forward-looking statements:
•the spin-off from Bath & Body Works, Inc. (f/k/a L Brands, Inc.) may not be tax-free for U.S. federal income tax purposes;
•a loss of synergies from separating the businesses that could negatively impact our balance sheet, profit margins or earnings;

•we may not realize all of the expected benefits of the spin-off;
•general economic conditions, inflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;
•the novel coronavirus (COVID-19) global pandemic has had and may continue to have an adverse effect on our business and results of operations;
•the seasonality of our business;
•difficulties arising from turnover in company leadership or other key positions;
•our ability to attract, develop and retain qualified associates and manage labor-related costs;
•our dependence on mall traffic and the availability of suitable store locations on appropriate terms;
•our ability to grow through new store openings and existing store remodels;
•our ability to successfully operate and expand internationally and related risks;
•our independent franchise, license, wholesale, and joint venture partners;
•our direct channel business;
•our ability to protect our reputation and the image of our brands;
•our ability to attract customers with marketing, advertising and promotional programs;
•our ability to maintain, enforce and protect our trade names, trademarks and patents;
•the highly competitive nature of the retail industry and the segments in which we operate;
•consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;
•our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
◦political instability, environmental hazards or natural disasters;
◦significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in impacted areas;
◦duties, taxes and other charges;
◦legal and regulatory matters;
◦volatility in currency exchange rates;
◦local business practices and political issues;
◦delays or disruptions in shipping and transportation and related pricing impacts;
◦disruption due to labor disputes; and
◦changing expectations regarding product safety due to new legislation;
•our geographic concentration of vendor and distribution facilities in central Ohio and Southeast Asia;
•the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
•fluctuations in freight, product input and energy costs, including those caused by inflation;
•our ability to adequately protect our assets from loss and theft;
•claims arising from our self-insurance;

•our and our third-party service providers' ability to implement and maintain information technology systems and to protect associated data and system availability;
•our ability to maintain the security of customer, associate, third-party and company information;
•stock price volatility;
•shareholder activism matters;
•our ability to maintain our credit rating;
•our ability to service or refinance our debt and maintain compliance with our restrictive covenants;
•our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;
•our ability to comply with regulatory requirements;
•legal and compliance matters; and
•tax, trade and other regulatory matters.
Except as may be required by law, we assume no obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. More information on potential factors that could affect our results is included in “Item 1A. Risk Factors” in our 2021 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2022.
For further information, please contact:

Victoria's Secret & Co.:

Investor Relations:	Media Relations:
Jason Ware	Brooke Wilson
investorrelations@victoria.com	communications@victoria.com

Regina Miracle Holdings Ltd.:

Investor Relations:	Media Relations:
Jennifer Au	Strategic Financial Relations Limited
ir@reginamiracle.com	Iris Lee / Shelly Cheng
sprg_rm@sprg.com.hk